EXHIBIT 99.1
Bank of America 2006 Credit Conference Orlando, Florida December 5, 2006

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in the attached Appendix.

Agenda Introduction to Kraton Strategies and Developments Third Quarter Results 2007 Priorities

Introducing ... Kraton! $1 Billion global performance polymer company Inventor and world's leading producer of styrenic block copolymers (SBC's) Designs customized products on a molecular level to meet specific performance needs Serves a highly diverse set of end-use applications Sells over 1,000 products to more than 700 customers in approximately 60 countries Employs over 850 people in 20 locations around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world around the world

Ownership and Debt Structure Ownership Structure: Texas Pacific Group - 60% JPMorgan Partners - 40% Debt Structure at 3Q 2006: 8.125% Senior Notes due 2014 $200.0 Secured Bank Term Loan $383.1 Total Debt $583.1 Secured Bank Revolver (Capacity) $75.5

Market and Innovation Leader New and improved products introduced within the past 5 years generating ~ 30% of Kraton's revenue Extensive patent portfolio More than 1,500 patents granted or pending Strong pipeline of new products and applications Kraton 3.1 Next Largest Competitor 1 Market Share Index Market Leader Innovation Leader Based on Management Estimates

2001 2002 2003 2004 2005 254 272 288 313 328 45 41 36 33 25 299 313 324 346 353 2001 2002 2003 2004 2005 617 629 703 807 976 12 8 13 16 23 617 628 703 807 953 Strong Growth Volume kT 4% 7% Non-Core Segments* Core Segments $MM Revenue 12% 617 629 703 807 976 299 313 324 346 353 *Footwear & High Styrenics

Kraton End Use Markets Excludes High Styrenics Based on Management Estimates End-Use 2005 Kraton Revenue Mix Market Position Adhesives, Sealants and Coatings 32% #1 Paving and Roofing 32% #1 Compounding Channels 15% #1 Packaging and Films 7% #1* Personal Care 7% #1 Emerging Markets 2%

Adhesives, Sealants and Coatings SIS SBS HSBC IR Sis 0.61 0.21 0.18 0.02 MSGraph.Chart.8 Kraton Comp 1 Comp 2 Comp 3 Comp 4 East 0.12 0.11 0.08 0.05 North 0.46 Value Proposition Customized solutions for tapes, labels, non-woven adhesives and coatings market segments. 2005 Volume by Product 2005 Revenues by Application Distributors Tapes Viscosity Improver Other Sealants Printing Plates Labels Non-Wovens Industrial Adhesives Sis 0.13 0.31 0.07 0.13 0.06 0.09 0.03 0.16 0.15 MSGraph.Chart.8 Based on Management Estimates Sample Products 2005 Global Revenue Market Share Industrial Adhesives Distributors Non-Wovens Sealants Other Tapes Viscosity Improver

Paving and Roofing Paving and Roofing Kraton Comp 1 Comp 2 Comp 3 Comp 4 East 0.13 0.1 0.07 0.07 North 0.32 Value Proposition Lower life cycle costs and significantly improved durability. improved durability. improved durability. improved durability. SBS Other SEBS/SEPS Sis 0.97 0.03 0.01 Roofing Paving Industrial Sis 0.47 0.52 0.01 2005 Volume by Product 2005 Revenues by Application Based on Management Estimates 2005 Global Revenue Market Share Sample Products

Compounding Channels Compounding Channels Kraton Comp 1 Comp 2 Comp 3 Comp 4 East 0.2 0.14 0.09 0.06 North 0.32 Value Proposition Wide range of polymers tailored to meet specific customer needs in consumer and industrial applications. HSBC USBC SEBS/SEPS IR Sis 0.67 0.33 0.67 0.05 Automotive Construction Industrial Wire & Cable Consumer Disposable Consumer Durable Sporting Goods/Toys Sis 0.27 0.18 0.08 0.03 0.22 0.15 0.07 Based on Management Estimates 2005 Global Revenue Market Share Sample Products 2005 Volume by Product 2005 Revenues by Application Automotive Construction Industrial Wire & Cable Consumer & Disposable Consumer Durable Sporting Goods/Toys Sporting Goods/Toys

Personal Care Kraton Comp 1 Comp 2 Comp 3 Comp 4 East 0.16 0.1 0.01 0 North 0.73 Value Proposition Custom-made polymer and compound solutions for stretch and elasticity in film and other products. and other products. and other products. and other products. and other products. USBC SBS HSBC IR Sis 0.2 0.25 0.8 0.05 Based on Management Estimates 2005 Global Revenue Market Share Sample Product 2005 Volume by Product 2005 Revenues by Application Elastic Films for Diapers Oil Gel for Cosmetics and Candles Sis 0.9 0.1 Oil Gels for Cosmetics & Candles Elastic Films for Diapers

Packaging and Films Packaging and Films Kraton Comp 1 Comp 2 Comp 3 Comp 4 East 0.16 0.06 0.05 0.04 North 0.29 Value Proposition Clarity, durability, and compatibility in a wide range of packaging, film and polymer modification applications. SIS SBS HSBC IR Sis 0.04 0.58 0.35 0.03 Packaging & Films Polymer Modifications Medical Sis 0.44 0.44 0.12 Based on Management Estimates *Excludes High Styrenics 2005 Global Revenue Market Share* Sample Products 2005 Volume by Product 2005 Revenues by Application 2005 Revenues by Application Medical Packaging & Films Polymer Modifications

Polyisoprene Latex Kraton Comp 1 East 0.2 North 0.8 Value Proposition The ideal substitute for natural rubber latex. rubber latex. rubber latex. rubber latex. Polyisoprene Latex Sis 1 Surgical Gloves Other Condoms Coatings & Adhesives Sis 0.95 0.05 0.01 0.01 Based on Management Estimates 2005 Global Revenue Market Share Sample Product 2005 Volume by Product 2005 Revenues by Application Polyisoprene Latex

Agenda Introduction to Kraton Strategies and Developments Third Quarter Results 2007 Priorities

Kraton Strategies Quality Innovation Execution Growth

Progress on 2006 Strategies Quality Innovation Execution Growth Launched numerous product innovations and applications Repositioned company Construction completed on new Polyisoprene Latex plant in Brazil New technical & distribution center located in Shanghai Engineering underway for new HSBC Asia plant Announced 20kT capacity expansion in Europe Installed comprehensive measurement program for total customer fulfillment Measurable progress improving contamination and delivery times Steady improvements in our overall internal quality scorecard Exemplary safety record year-to-date Restructuring expected annual savings of $8-$11 million Completed debt refinancing

Giving Innovators Their Edge...... Kraton S Polymers PVC Replacement Polyisoprene Latex ERS Polymers Hot Melt Butyl Sealants Bicomponent Fibers Coextruded Adhesive Films Packaging Tie Layers

Repositioned Company

Progress on 2006 Strategies Quality Innovation Execution Growth Construction completed on new Polyisoprene Latex plant in Brazil New technical & distribution center located in Shanghai Engineering underway for new HSBC Asia plant Announced 20kT capacity expansion in Europe Launched numerous product innovations and applications Repositioned company Installed comprehensive measurement program for total customer fulfillment Measurable progress improving contamination and delivery times Steady improvements in our overall internal quality scorecard Exemplary safety record year-to-date Restructuring expected annual savings of $8-$11 million Completed debt refinancing

New Additions Houston, Texas U.S. Global Headquarters RD&T Center Belpre, Ohio U.S. Manufacturing Facility Amsterdam, RD&T Center Pernis, Netherlands Manufacturing Facility Louvain-la-Neuve, Belgium RD&T Center Wesseling, Germany Manufacturing Facility Kashima, Japan R&D Center Manufacturing Facility Berre, France Manufacturing Facility Paulinia, Brazil RD&T Center Manufacturing Facility Netherlands Shanghai, China Customer Service Center (2007) Asia HSBC Plant (2009) HSBC Plant (2009) HSBC Plant (2009) HSBC Plant (2009) HSBC Plant (2009)

Progress on 2006 Strategies Quality Innovation Execution Growth Installed comprehensive measurement program for total customer fulfillment Measurable progress improving contamination and delivery times Steady improvements in our overall internal quality scorecard Launched numerous product innovations and applications Repositioned company Construction completed on new Polyisoprene Latex plant in Brazil New technical & distribution center located in Shanghai Engineering underway for new HSBC Asia plant Announced 20kT capacity expansion in Europe Exemplary safety record year-to-date Restructuring expected annual savings of $8-$11 million Completed debt refinancing

Quality Improvement Programs

Progress on 2006 Strategies Quality Innovation Execution Growth Exemplary safety record year-to-date Restructuring expected annual savings of $8-$11 million Completed debt refinancing Launched numerous product innovations and applications Repositioned company Construction completed on new Polyisoprene Latex plant in Brazil New technical & distribution center located in Shanghai Engineering underway for new HSBC Asia plant Announced 20kT capacity expansion in Europe Installed comprehensive measurement program for total customer fulfillment Measurable progress improving contamination and delivery times Steady improvements in our overall internal quality scorecard

Execution Metrics Microsoft PowerPoint Microsoft PowerPoint Based on Management Estimates

Agenda Introduction to Kraton Strategies and Developments Third Quarter Results 2007 Priorities

2005 2006 Sales 269 278 Other Revenue 8 9 2005 2006 Sales 732 775 Other Revenue 13 18 Revenue Summary 3rd Quarter 4% 276 288 Other Revenue Sales 3Q YTD 7% 753 803 Other Revenue Sales ($MM) ($MM)

Volume Summary 2005 2006 East 104 100 3rd Quarter -4% 2005 2006 East 273 272 3Q YTD 0% kT kT

Volume Growth by End Use Market Non-Core Adhesives, Sealants and Coatings Paving and Roofing Compounding Channels Packaging and Films Personal Care Emerging Markets East -0.3 -0.02 0.01 0.12 0.07 0.08 0.36 3Q YTD 2006 vs. 3Q YTD 2005

EBITDA and LTM Bank EBITDA Summary See appendix for definition and reconciliation of EBITDA 2005 2006 East 116 123 ($MM) 6% LTM Bank EBITDA 2005 2006 East 25 37 3rd Quarter 49% ($MM)

Raw Material Costs 2003 2004 2005 2006 Est Base Cons Favor Total $ MM 1 1.33 1.7 2.13 519.6 492.3 451.4 $/MT 1 1.25 1.54 1.89 1378 1302 1188

2003 2004 2005 2006 3Q YTD East 1593 1725 1955 2044 2106 2231 West 534 423 331 525 594 614 2,286 2,700 Sales Margin Cost of Sales $/MT Pricing Improvements 2,127 2,845

3Q 2005 3Q 2006 East 72 29 60 76 Ending Liquidity -21% ($MM) Liquidity And Inventory Summary 3Q 2005 3Q 2006 East 201 277 Ending Inventory 38% ($MM) Volume Turns 4.4x 4.0x Cash 132 104 Unused Revolver

Sufficient Debt Covenant Cushion Covenant Level 3Q 2006 Actual 5.95 4.75 Covenant Level 3Q 2006 Actual 2.004555555 3.5 $25mm EBITDA Cushion Debt / LTM Adjusted Bank Covenant EBITDA $53mm EBITDA Cushion LTM Adjusted Bank Covenant EBITDA / Interest Expense

Agenda Introduction to Kraton Strategies and Developments Third Quarter Results 2007 Priorities

2007 Priorities Volume growth Emphasis on growth from new product innovations Increased quality and service levels Cost management Improved liquidity to allow for potential debt reduction

Appendix

LTM Adjusted Bank EBITDA Reconciliation ($MM) (1)The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. (2) These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004, as further amended as of October 21, 2004, as further amended as of February 16, 2006 and as further amended as of May 12, 2006, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility"). (3)Adjusted Bank Covenant EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted Bank Covenant EBITDA are appropriate to provide additional information to investors to demonstrate compliance with the financing covenants contained in the senior secured credit facility. LTM September 30, LTM September 30, 2006 2005 Net Income $20 $13 Add back: Taxes 9 6 Interest 38 37 Depreciation and Amortization 43 44 Financial Reporting EBITDA1 $110 $100 Add back:2 Inventory step-up - 4 Sponsor fees and expenses 2 2 Normalized plant turnaround costs Permitted Acquisition Costs 3 1 2 - Restructuring charges 8 5 Schedule 1.1 costs - 1 Other non-cash charges reducing consolidated net income (1) 2 LTM Adjusted Bank EBITDA3 $123 $116

1 The EBITDA measures are used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. ($MM) Quarter Ended September 30, Quarter Ended September 30, 2006 2005 Net Income $12 $3 Add back: Taxes 3 1 Interest 11 9 Depreciation and Amortization 11 12 Financial Reporting EBITDA1 $37 $25 Nine Months Ended September 30, Nine Months Ended September 30, 2006 2005 Net Income $22 $25 Add back: Taxes 7 9 Interest 29 26 Depreciation and Amortization 33 33 Financial Reporting EBITDA1 $91 $93 EBITDA Reconciliations